EXHIBIT 10.128

                                   AGREEMENT

     AGREEMENT made this 1st day of August, 2001, by and between (i) Tiffany & Co. Japan, Inc. ("Tiffany-Japan"), a corporation organized and existing under the laws of the State of Delaware with its Japan branch offices at 3-1-31, Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan, and (ii) Mitsukoshi Limited ("Mitsukoshi"), a corporation organized and existing under the laws of Japan with its executive offices at 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan.

                                   WITNESSETH:

     Whereas, Mitsukoshi and Tiffany-Japan are among the parties to a certain Agreement dated 12 June 1993, as amended (the "93 Agreement");

     Whereas the parties to this Agreement wish to provide for the operation of TIFFANY & CO. boutiques within the stores of Mitsukoshi and its affiliates in Japan; and

     Whereas, the parties to this Agreement wish to replace the 93 Agreement with this Agreement;

     NOW THEREFORE, in consideration of the foregoing facts and objectives, Tiffany-Japan's agreement to the Base Percentage and Incentive Fee for all selling, administrative, construction, insurance and other functions to be performed by Mitsukoshi and the Host Stores hereunder, and the other mutual promises set forth below, the parties hereto agree as follows:

                                    ARTICLE I
                                  Defined Terms

As used in this Agreement, the following initially capitalized words and phrases shall have the meanings ascribed to them below:

"Above-Target Sales" means, for each Existing Boutique, Net Incremental Sales in excess of Target Sales, and, for each New Boutique, Net Sales in excess of Base Period Sales, in each case calculated on a Boutique-by-Boutique basis and not on an aggregate basis for the 12-month or shorter period in question.

"Affiliate" means, with respect to any party to this Agreement, a company or other business entity controlling, controlled by or under common control with such party through stock ownership exceeding fifty percent (50%), it being specifically agreed that Okinawa Mitsukoshi Ltd. shall be one of Mitsukoshi's Affiliates for the purposes of this Agreement.

"Adjustment Value" means, with respect to any item of Tiffany Merchandise, the Current Retail Price, less the applicable Base Percentage, plus the amount of the applicable consumption tax.

"Assistant Boutique Manager" means an employee of the Host Store designated to assist a Boutique Manager and, in the absence of a Boutique Manager, to have the responsibilities of a Boutique Manager.

"Assistant Brand Manager" means an employee of Tiffany-Japan designated to assist a Brand Manager and, in the absence of a Brand Manager, to have the responsibilities of a Brand Manager.

"Base Percentage" means the applicable percentage of Net Sales for the month in question, as follows, but in no case in excess of 27%:

------------------------- ------------------------------------------- -------------------------------------------
                          November 1, 2001 through                    Thereafter
                          January 31, 2003
------------------------- ------------------------------------------- -------------------------------------------

Standard Boutiques
------------------------- ------------------------------------------- -------------------------------------------

Cat. A. Merch.            27%                                         23% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. B. Merch.            23%                                         19% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. C Merch.             20%                                         16% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

In-store Concession
Boutiques
------------------------- ------------------------------------------- -------------------------------------------

Cat. A. Merch.            20%                                         16% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. B. Merch.            16%                                         12% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. C. Merch.            13%                                         9% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Stand-alone Concession
Boutiques
------------------------- ------------------------------------------- -------------------------------------------

Cat. A. Merch.            18%                                         14% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. B. Merch.            14%                                         10% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

Cat. C. Merch.            11%                                         7% plus Sales Adjustment Factor
------------------------- ------------------------------------------- -------------------------------------------

"Base Period Sales" means, with respect to each New Boutique, such sales projections as may be determined by mutual agreement between Tiffany-Japan and Mitsukoshi; provided, however, that if the parties fail to agree upon such sales projections, Tiffany-Japan shall be entitled to finally determine the same giving due consideration to Mitsukoshi's sales projections.

"Boutiques"  means  Existing   Boutiques,   including  Standard  and  Concession
Boutiques, and New Boutiques, including New Standard and New Concession Boutiques. The term "Boutique," as used in this Agreement, refers to a defined selling area identified with signage and decor specific to TIFFANY & CO. The term "Boutique" as used in this Agreement does not include reference to the TIFFANY & CO. store operated on the premises of the Ginza Iwasaki Building in Tokyo.

"Boutique Improvements" mean the capital and other improvements to be made to the Existing Boutiques specified in Schedule I attached.

"Boutique Location" means the present location for each Existing Boutique as of the date of this Agreement, or, if so indicated on Schedule I, a new location.

"Boutique Manager" means, with respect to each Boutique, an employee of the Host Store designated by the Host Store to act as liaison between the Host Store and Tiffany-Japan and to share responsibility for day-to-day operations with the Brand Manager or Assistant Brand Manager, as the case may be, and with respect to Standard Boutiques, to manage the Mitsukoshi Staff.

"Brand Manager" means, with respect to each Boutique, an employee of Tiffany-Japan designated by Tiffany-Japan to act as liaison between the Host Store and Tiffany-Japan and to share responsibility for day-to-day operations with the Boutique Manager, and, with respect to Concession Boutiques, to manage the Tiffany Staff.

"Category A Merchandise" means items of Tiffany Merchandise each having a New York Retail Price of less than U.S. $60,000.

"Category B Merchandise"  means items of Tiffany  Merchandise  each having a New
York  Retail  Price  equal  to  or  greater  than   U.S.$60,000  but  less  than
U.S.$80,000.

"Category C Merchandise" means items of Tiffany Merchandise each having a New York Retail Price equal to or greater than U.S. $80,000.

"Concession Boutiques" means the Boutiques so indicated in Schedule I attached and any New or Existing Boutique that is subsequently agreed by the parties to be a Concession Boutique. The term "Concession Boutiques" refers to both In-store and Stand-alone Boutiques.

"Conversion Date" means the date indicated in Schedule I attached by which a Boutique shall be converted from operation as a Standard Boutique to operation as a Concession Boutique. If a Conversion Date is indicated in Schedule I, the Boutique in question shall be operated as a Standard Boutique until the Conversion Date.

"Current Period" refers to each of the Current Periods indicated in the definition of Net Incremental Sales.

"Current Retail Price" means the retail price established by Tiffany-Japan, from time to time, for sale of Tiffany Merchandise in Japan.

"Effective Date" means November 1, 2001 at 12:00 a.m., Tokyo time.

"Existing Boutiques" means the TIFFANY & CO. boutiques listed in Schedule I attached and Boutiques opened by mutual agreement of the parties in the stores of Mitsukoshi or an Affiliate of Mitsukoshi after the date of this Agreement after such Boutiques have been open for two 12-month periods ending January 31. Existing Boutiques include both Concession and Standard Boutiques.

"Expiration Date" means January 31, 2007.

"Host Store" means either Mitsukoshi or one of Mitsukoshi's Affiliates or a branch thereof that is directly responsible for the operation of the store wherein a Boutique is located.

"Housekeeping Operations" means the various housekeeping operations to be performed in each Boutique as provided in Schedule H.

"Incentive Fee" means Five Percent (5%) of Above-Target Sales.

"In-store" means a Boutique that is located within a department store, including a Boutique that has direct customer access from the street.

"Last Renovation Date" means the date each Boutique was last renovated as specified in Schedule I.

"Liability Insurance" means a comprehensive general liability, policy naming both Mitsukoshi and Tiffany-Japan as insureds, covering operations conducted at the Boutiques and having the following limits of liability: Y2.5 Billion Aggregate and Y2.5 Billion any single occurrence.

"Mitsukoshi Staff" means the employees of the Host Store assigned as sales staff within a Boutique.

"Net Incremental Sales" means a Current Period increase in Net Sales, if any, over Prior Period Net Sales computed as follows: for each 12-month period ending January 31 of the year 2003 and thereafter (each a "Current Period"), the increase over the 12-month period ended on the preceding January 31 (each a "Prior Period").

"Net Sales" means the aggregate retail selling price for sales of Tiffany Merchandise made in Boutiques, not reduced by the amount of any rent, fee or commission, if any, paid to the Host Store as a percentage of sales, but reduced by consumption or other tax collected from the consumer and by returns of Tiffany Merchandise accepted from consumers for credit.

"New Boutiques" mean Boutiques, including Stand-alone Boutiques, opened by mutual agreement of the parties in the stores of Mitsukoshi or an Affiliate of Mitsukoshi after the date of this Agreement, but which have not been open for two 12-month periods ending January 31. A New Boutique will become an Existing Boutique when it ceases to be a New Boutique.

New York Retail Price" means the price in U.S. dollars, estimated by Tiffany-Japan in good faith after consultation with Tiffany, at which an item of Tiffany Merchandise would be offered for sale to retail customers by Tiffany at Tiffany's Fifth Avenue store in New York City at the time in question.

"Operating Manual" means the operating manual for TIFFANY & CO. boutiques published by Tiffany-Japan as such manual may be amended from time to time.

"Price Reduction Program" means any program, practice, scheme or promotion offered or participated in by Mitsukoshi, any Host Store or any of Mitsukoshi's other Affiliates by which merchandise is awarded to a retail consumer or made available for purchase by a retail consumer at a price below that which would otherwise be effective, including, but not limited to: (i) any store- or department-wide temporary price reduction; or (ii) any price reduction by means of a discount, rebate, credit, award or gift-with-purchase (whether through the accumulation of points, purchase credits or otherwise) offered in connection with the use of a credit or charge card or charge account, or in connection with frequent- or repeat-shopper status or in connection with any program to encourage purchases.

"Prior Period" refers to each of the Prior Periods indicated in the definition of Net Incremental Sales.

"Regular" means, with respect to either Tiffany or Mitsukoshi Staff, employees who work full-time throughout the year, other than on holidays and vacations.

"Renovate" means, in connection with a Boutique, to perform the work and purchase the materials specified in Schedule R in order to restore the Boutique to its original first class condition.

"Renovation Cycle" means the period specified for each Boutique in Schedule I with the Last Renovation Date specified for each Boutique.

"Sales Adjustment Factor" means One Percent (1%) for each Boutique that achieves Net Sales of at least Two Billion Yen (Y2,000,000,000) but less than Three Billion Yen (Y3,000,000,000) in the applicable Current Period; Two Percent (2%) for each Boutique that achieve Net Sales of at least Three Billion Yen
(Y3,000,000,000) but less than Four Billion Yen (Y4,000,000,000) in the applicable Current Period; or Three Percent (3%) for each Boutique that achieves Net Sales of at least Four Billion Yen (Y4,000,000,000) in the applicable current period.

"Seasonal" means, with respect to either Tiffany or Mitsukoshi Staff, employees who work only during the period December 1 through December 31.

"Stand-alone" refers to a Boutique that is not located within a department store.

"Standard Boutiques" means the TIFFANY & CO. Boutiques so indicated in Schedule I attached and any New or Existing Boutique that is subsequently agreed by the parties to be a Standard Boutique.

"Target Sales" means, for each Existing Boutique, that portion, if any of Net Incremental Sales that is greater than the lesser of: (i) Ten Percent (10%) of Prior Period Net Sales in the Boutique or (ii) such increase in Net Sales as shall have been set by Tiffany-Japan as the sales goal for the Boutique as part of Tiffany-Japan's annual planning process.

"Tiffany" means Tiffany and Company, a corporation organized and existing under the laws of the State of New York with its executive offices at 727 Fifth Avenue, New York, NY 10022 United States of America.

"Tiffany Merchandise" means TIFFANY & CO. brand merchandise.

"Tiffany Staff" means the employees of Tiffany-Japan assigned as sales staff within a Boutique.

"Trademarks" means the trademarks and tradenames TIFFANY & CO. or TIFFANY, the trademark TIFFANY-SCHLUMBERGER and the trademarks of the designers ELSA PERETTI and PALOMA PICASSO.

                                   ARTICLE II
                        Effective Date; Host Stores Bound

2.1 This Agreement shall become effective on the Effective Date, and except as provided in Section 11.2 below, shall remain effective for each Boutique until the Expiration Date.

2.2  Prior to the Effective Date, the 93 Agreement shall continue to apply.

2.3 Mitsukoshi represents and agrees that it has the full power to enter into this Agreement on behalf of the Host Stores that are its Affiliates and guarantees the performance of all Host Stores hereunder. All references in this Agreement to Mitsukoshi include reference to the applicable Host Store whenever the context so requires. Mitsukoshi agrees to deliver to Tiffany-Japan a written acknowledge, signed by a duly authorized officer of each Mitsukoshi Affiliate that serves as a Host Store to a Boutique, accepting and undertaking to perform under this Agreement.

                                   ARTICLE III
                               Boutique Locations

3.1 Except as otherwise provided below, the Boutiques shall be permitted to operate in the Boutique Locations in accordance with the terms of this Agreement.

3.2 All Boutiques listed on Schedule C shall be closed, at Mitsukoshi's cost and expense, and no longer operated as Boutiques, on the closing dates indicated on said Schedule.

3.3 Except as provided in Schedule I or Schedule C, no Boutiques will be closed, relocated or reduced in size (except as may be mutually agreed between Tiffany-Japan and Mitsukoshi) and will be permitted to operate in accordance with the provisions of this Agreement without hindrance or disruption by the parties hereto. If either Mitsukoshi or Tiffany-Japan believes that any Boutique should be closed, relocated or reduced in size due to a change in business circumstances or otherwise, Mitsukoshi and Tiffany-Japan will meet and engage in mutual discussions with respect to the matter.

                                   ARTICLE IV
                    Responsibilities for Tiffany Merchandise

4.1 Tiffany-Japan shall place Tiffany Merchandise in the Boutiques for sale pursuant to the terms of this Agreement.

4.2 No merchandise other than Tiffany Merchandise may be sold in the Boutiques. Mitsukoshi and the Host Stores shall not sell Tiffany Merchandise from any location within a Host Store other than the Boutiques, and neither Mitsukoshi nor any of its Affiliates shall sell Tiffany Merchandise at any other location, by catalog or through a computer web-site.

4.3 It shall be Tiffany-Japan's responsibility to select and furnish a sufficient quantity and assortment of Tiffany Merchandise for sale in the Boutiques.

4.4 Tiffany-Japan shall stock the Boutiques with Tiffany Merchandise and replenish such stock as items are sold. Tiffany-Japan will use reasonable efforts, consistent with the terms of this Agreement, to maximize the sale of Tiffany Merchandise in the Boutiques through replenishment; however, Mitsukoshi agrees that Tiffany-Japan shall not be required to maintain more than a reasonable reserve stock and that out-of-stock situations will sometimes occur; Tiffany-Japan shall not be required to account for lost Base Percentage due to out-of-stock situations.

4.5 Tiffany-Japan shall not be obliged to supply Tiffany Merchandise bearing the trademarks ELSA PERETTI or PALOMA PICASSO if Tiffany-Japan or its Affiliates cease to be licensed to distribute such merchandise in Japan.

4.6 Ownership of and title to Tiffany Merchandise shall remain with Tiffany-Japan from such time as the Tiffany Merchandise is placed in a Boutique until such time as it is sold to a customer. In the event that any Tiffany Merchandise sold to a customer from a Boutique is later accepted from the customer for return, ownership of and title to such merchandise shall revert to Tiffany-Japan upon acceptance of the return at the Boutique.

4.7 In Concession Boutiques, risk of loss or damage to Tiffany Merchandise shall remain with Tiffany-Japan from such time as the Tiffany Merchandise is placed in a Concession Boutique until such time as it is sold to a customer. The Host Store shall have no obligation to verify receipt of Tiffany Merchandise by a Concession Boutique. In the event that any Tiffany Merchandise sold to a customer from a Concession Boutique is later accepted from the customer for return, risk of loss and damage in respect of such merchandise shall revert to Tiffany-Japan upon acceptance of the return at the Boutique. Notwithstanding the foregoing, the Host Store of a Concession Boutique shall be responsible for and reimburse the Adjustment Value in respect of: thefts of Tiffany Merchandise which can be attributed to named agents, servants or employees of the Host Store or damage to Tiffany Merchandise attributable to the gross negligence or intentional misconduct of agents, servants or employees of the Host Store.

4.8  In  Standard  Boutiques,  responsibility  for  loss or  damage  to  Tiffany
     Merchandise shall rest with the Host Store from the time that Tiffany Merchandise is delivered to the Standard Boutique premises and received by the Brand Manager or Assistant Brand Manager until the Tiffany Merchandise is sold to a customer or removed from the Standard Boutique premises by Tiffany-Japan.

     4.8.1 The Brand Manager or Assistant Brand Manager shall examine all Tiffany Merchandise received by a Standard Boutique and promptly advise receipt of all Tiffany Merchandise in writing to the Boutique Manager who shall promptly verify the receipt of such Tiffany Merchandise in writing and note, in writing, the receipt of any damaged goods. Damaged goods shall promptly be returned to Tiffany-Japan for repair or replacement.

     4.8.2 In the event Tiffany Merchandise is returned to a Standard Boutique by customers because it is defective or in need of repair, responsibility for loss or damage shall rest with Tiffany-Japan from the time that such Tiffany Merchandise is returned to the Boutique premises and received by the Brand Manager or Assistant Brand Manager. The Brand Manager or Assistant Brand Manager shall promptly acknowledge receipt of such defective Tiffany Merchandise or Tiffany Merchandise in need of repair.

     4.8.3 The Host Store of a Standard Boutique shall insure the Tiffany Merchandise for which it is responsible against loss by fire, water damage or other casualty. All such insurance policies shall be written by reputable insurers licensed to do business in Japan. A certificate of such insurance issued by the insurer (or a copy thereof) shall be provided to Tiffany-Japan by the Host Store on request.

     4.8.4 Any loss or shortage of Tiffany Merchandise for which the Host Store is responsible due to casualty, theft or unexplained shortage shall be adjusted by a payment to Tiffany-Japan of the Adjustment Value of such damaged, stolen or missing Tiffany Merchandise.

     4.8.5 The Host Store shall carry out a physical inventory of the Tiffany Merchandise on hand in each Boutique as of a date in January and July of each year. Such date shall be designated by Tiffany-Japan at least thirty (30) days in advance of the date so designated. Representatives of Tiffany-Japan and/or its accountants shall be entitled to witness such inventory. The results of such inventory shall be reported to Tiffany-Japan in the format and manner determined by Tiffany-Japan and any shortage of inventory shall be adjusted as provided in Section
               4.8.4 above.

     4.8.6 Each Host Store and Tiffany-Japan shall each be entitled to review each other's inventory and sales records relating to the Tiffany Merchandise from time to time and on reasonable advance notice.

4.9 It shall be the responsibility of Tiffany-Japan to affix its price tag to the Tiffany Merchandise in each Boutique.

                                    ARTICLE V
                           Sale of Tiffany Merchandise

5.1 In consideration of the Base Percentage, the Host Stores shall act for Tiffany-Japan in the sale of the Tiffany Merchandise from the Boutiques, deliver the Tiffany Merchandise to the customer, accept receipt of payment and hold the proceeds of sale as provided below.

5.2 Tiffany Merchandise shall be sold to the customer at the Current Retail Price in the Boutiques, and shall not be included in any Price Reduction Program. Mitsukoshi shall clearly indicate that Tiffany Merchandise is not subject to any Price Reduction Program in representative advertisements and documents describing or promoting any Price Reduction Program published or otherwise made available to customers. If Mitsukoshi fails to make such an indication in any advertisement or document, and if, as a consequence, Tiffany-Japan or the Host Store is required by law or good customer relations practices to offer a price concession to any customer relying upon such an advertisement or publication, for the purposes of calculating Net Sales hereunder such price concession shall be added back into Net Sales, as if the same had never been offered at all, and Mitsukoshi shall not request that Tiffany-Japan make any compensation or reimbursement for Mitsukoshi's losses resulting from such price concession.

5.3 In Standard Boutiques, Mitsukoshi Staff shall operate cash registers supplied by the Host Store.

5.4 In Concession Boutiques, unless otherwise indicated in Schedule I, cash registers supplied by the Host Store will be operated by Tiffany Staff who will be trained in the operation of such registers and credit authorization procedures by the Host Store; Tiffany Staff shall be responsible to follow such credit authorization procedures and Tiffany-Japan will be responsible for any discrepancies in the amount of cash proceeds occurring while in the custody of Tiffany Staff, which discrepancies shall be accounted for on a monthly basis.

5.5 The Host Store shall collect proceeds of all sales at the end of each day and hold the same. Each Host Store shall be responsible for any discrepancies in the amount of cash proceeds occurring while in the custody of the Host Store, which discrepancies shall be accounted for on a monthly basis.

5.6 Each Host Store shall close its accounts for the sale and return of Tiffany Merchandise at the end each month and report Net Sales to Tiffany-Japan by the 15th day of the following month.

     5.6.1 By the applicable Monthly Remission Date indicated in Schedule I attached, the Host Store shall remit to a bank account designated by Tiffany-Japan (a) Net Sales for the month in question plus the applicable consumption tax reduced by
               (b) the associated Base Percentage and the applicable consumption tax with respect to such Base Percentage.

     5.6.2 In calculating the applicable Base Percentage that may be retained by any Host Store, the applicable Sales Adjustment Factor in a Current Period shall be initially determined by Net Sales in the concerned Boutique during the immediately preceding Prior Period. If, at the conclusion of such Current Period, Net Sales in such Boutique during such Current Period would require payment of a greater or lesser Base Percentage, any necessary adjustment shall be made on the first Remission Date following the close of such Current Period by retention of an additional portion of Net Sales or by retention of a smaller portion of Net Sales, as the case may be, or to the extent such means of adjustment is not available or sufficient, by immediate cash payment.

     5.6.3 From time to time Tiffany-Japan shall provide to each Host Store a list of all Category B Merchandise and Category C Merchandise available at such Host Store. Such list shall contain the following information for all such items of Tiffany Merchandise: the product description, the stock-keeping number, the Current Retail Price, the New York Retail Price and the applicable Base Percentage.

5.7  Subject to the provisions  concerning Price Reduction Programs set forth in
     Section 5.2 above, each Host Store shall make available to customers in the Boutiques credit terms generally available to customers in its stores and shall bear the risk of credit losses. Sales of Tiffany Merchandise made on credit shall be accounted for to Tiffany-Japan as though they were made on a cash basis and Tiffany-Japan shall not be charged for any credit losses that the Host Store may incur in connection with such sales. Notwithstanding the foregoing, in any Concession Boutique in which Tiffany Staff operates cash registers, Tiffany-Japan will be responsible for any credit loss incurred due to the failure of Tiffany Staff to follow the Host Store's credit authorization procedure.

5.8 Tiffany-Japan agrees that Boutiques will accept the return of Tiffany Merchandise purchased by the Host Store's customers in accordance with return policies generally available to customers in MITSUKOSHI stores.

5.9 Without prior approval from Tiffany-Japan, the Host Store shall not sell Tiffany Merchandise to customers who evidence an intention to re-sell the Tiffany Merchandise or to use the Tiffany Merchandise for promotional purposes as premiums or novelty gifts-with-purchase that would, in the reasonable opinion of Tiffany-Japan, adversely affect the marketing image of Tiffany Merchandise.

5.10 As provided below, information shall be collected, in the form of "customer cards", from and about customers who purchase Tiffany Merchandise in the Boutiques and such information shall be shared between Tiffany-Japan and

     Mitsukoshi. Information concerning such customers, including names, addresses, phone numbers, and purchase histories related to Tiffany
     Merchandise (the "Customer Information") shall be considered private information and Mitsukoshi and Tiffany-Japan agree that Customer Information shall be handled according to the guidelines established by the Japan Department Store Association and as required under applicable law. In handling Customer Information, the parties further agree as follows:

     5.10.1 the parties shall consult with each other in advance before obtaining, using or disclosing Customer Information and shall appropriately manage and safeguard the Customer Information by instructing their respective employees to protect the privacy of such information and prevent unauthorized disclosure;

     5.10.2 before obtaining Customer Information, Tiffany-Japan or Mitsukoshi, as the case may be, shall first obtain the customer's consent and explain the purposes for which the Customer Information may be used; neither Tiffany-Japan nor Mitsukoshi shall use the Customer Information for any purpose other than as authorized by the customer or as permitted by law or the guidelines referred to above; and

     5. if Customer Information is used or disclosed in violation of the provisions of this Section 5.10 as a result of the intentional acts or negligence of Tiffany-Japan, Mitsukoshi or their respective employees, the party responsible shall attempt to resolve such matter at its own initiative and cost and in consultation with the other party.

5.11 Tiffany-Japan will pay the Host Store the Incentive Fee. Payment of the Incentive Fee shall be made in February of each year with respect to Above-Target Sales made in the 12-month period ended on January 31 of that year and will be computed on a Boutique-by-Boutique basis.

     5.11.1 Notwithstanding any provisions to the contrary in this Agreement, the Incentive Fee for each Existing Boutique will be calculated as follows for the periods indicated below:

              A. The Incentive Fee for the nine-month period ending October 31, 2001 shall be Five Percent (5%) of the excess of Net Sales in such period over Net Sales in the nine-month period ended October 31, 2000.

              B. The Incentive Fee for the three-month period ending January 31, 2002 shall be Five Percent (5%) of the excess of Net Sales in such period over the lesser of (i) One Hundred and Ten Percent (110%) of Net Sales in the three month period ended January 31, 2001 or
              (ii) the sales goal that has been set by Tiffany-Japan for the Boutique as part of Tiffany-Japan's annual planning process.

                                   ARTICLE VI
  Construction, Operation, Renovation, Maintenance and Improvement of Boutiques

6.1 Mitsukoshi shall, at its cost, provide all necessary wall-coverings, furniture, display cases, jewelry forms, window display units, lighting fixtures and lighting supplies for the Boutiques.

6.2 The Host Stores shall provide, at their cost and expense, electricity, water, heat and air-conditioning for all Boutique operations. Cash registers, facsimile machines and phone systems for the Boutiques shall be supplied by the Host Stores, at their cost and expense.

6.3 Merchandise accounting systems for the Boutiques shall be provided by Tiffany-Japan.

6.4 All New Boutiques shall be constructed and outfitted at the Host Store's cost and expense to Tiffany-Japan's standards for Boutique design, construction and appearance. All plans and specifications for material and equipment for the construction, outfitting or renovation of the Boutiques will be prepared by Mitsukoshi and reviewed with Tiffany-Japan prior to the start of construction and Mitsukoshi agrees to make any changes necessary to conform such plans and specifications to Tiffany-Japan's standards. Tiffany-Japan reserves the right to make changes in such standards from time to time. In the event that such standards are changed by Tiffany-Japan, each concerned Host Store shall, after notice of such changes, effect such changes in its Boutique on the first occasion that the Host Store is required to Renovate such Boutique pursuant to Section 6.5 below, all such changes to be made at the Host Store's cost and expense.

6.5 Host Stores shall, at their own cost and expense, Renovate each Boutique at least once during each Renovation Cycle that occurs before the Expiration Date. If, due to excessive wear and tear, any Boutique ceases to be in first class condition, consistent with Tiffany-Japan's standards, the Host Store shall promptly Renovate the relevant part of such Boutique, regardless of the applicable Renovation Cycle. If, due to damage from casualty, any Boutique ceases to be in first class condition, consistent with Tiffany-Japan's standards, the Host Store shall promptly Renovate the relevant part of such Boutique, regardless of the applicable Renovation Cycle, unless the entire Host Store remains closed as a consequence of such casualty, in which case Renovation shall not be required until the Host Store reopens for business, if at all.

6.6 Host Stores shall, at their own cost and expense, perform all Housekeeping Operations for each Boutique as provided in Schedule H.

6.7 In each Concession Boutique, Mitsukoshi agrees to install, on or before the Effective Date, at Mitsukoshi's cost and expense, security equipment consistent with Tiffany-Japan's standards. Such equipment shall include: merchandise storage vaults; secure premises that may be closed off after trading hours by means of a rolling locking gate; and electronic security measures such as closed circuit television monitoring, intrusion monitoring and alarms and panic buttons. In addition, for each In-store Concession Boutique, the Host Store shall, at the Host Store's cost and expense, provide security guard services to the same extent such services are provided for other departments within the store location.

6.8 In accordance with the Completion Schedule set forth in Schedule I, the Host Stores shall make, at their own cost and expense, the Boutique Improvements set forth in Schedule I.

                                   ARTICLE VII
                          Brand and Boutique Management

7.1 Tiffany-Japan shall manage the TIFFANY & CO. brand within the Boutiques subject to the Host Store's store-wide operational guidelines.

7.2 All Boutiques shall be managed in accordance with the Operating Manual to the extent that the Operating Manual is not inconsistent with the express terms of this Agreement and the Host Store's store-wide operational guidelines.

7.3 In the event an issue arises which is not dealt with in this Agreement or in the Operating Manual, the Brand Manager (or where there is no Brand Manager, the Assistant Brand Manager) and the Boutique Manager shall discuss such issue and attempt to resolve it to the satisfaction of both. If such issue cannot be resolved despite such a consultation, it shall be resolved by consultation between the President of Tiffany-Japan or his designate and the President of the Host Store or his designate.

                                  ARTICLE VIII
                              Staffing of Boutiques

8.1 Tiffany-Japan shall provide, at its own expense, a Brand Manager and/or Assistant Brand Manager to manage the TIFFANY & CO. brand in each Boutique, as indicated in Schedule I.

8.2 The Host Store shall provide, at its own expense, a Boutique Manager for each Boutique and, for each Concession Boutique, an Assistant Boutique Manager. If provided in Schedule I, such Boutique Managers and assistants thereto may be Mitsukoshi employees who are simultaneously assigned other duties in the Host Store.

8.3 For Standard Boutiques, the Host Store shall provide, while this Agreement remains effective and at its own expense, Mitsukoshi Staff in the numbers indicated in Schedule I, provided that such numbers shall be subject to adjustment as follows:

     8.3.1 During the month of February in each year starting with February of 2003, for each Standard Boutique the Host Store shall meet with Tiffany-Japan and review the number of Mitsukoshi Staff required to be provided; Net Sales made in each Standard Boutique during the 12-month period ended 31 January of the current year (the "Current Period") shall be compared to Net Sales in such Boutique during the comparable period ended in the prior year (the "Prior Period"); for each increase in Net Sales of Y100,000,000 in the Current Period over the Prior Period the number of Mitsukoshi Staff to be provided at such Boutique shall be increased by one; for each decrease in Net Sales in the Current Period from the Prior Period, the number of Mitsukoshi Staff to be provided at such Boutique shall be decreased by one; such increases or decreases to be effective as of the end of April in the current year;

     8.3.2 In the event that the selling floor of any Standard Boutique is increased or decreased through renovation or relocation, the parties shall meet and discuss an appropriate increase or decrease in the number of Mitsukoshi Staff to be provided.

8.4 For Concession Boutiques, Tiffany-Japan shall provide, at its own expense, Tiffany Staff in the numbers indicated in Schedule I.

     8.4.1 During the month of February in each year starting with February of 2003, for each Concession Boutique Tiffany-Japan shall meet with the Host Store and review the number of Tiffany Staff required to be provided; Net Sales made in each Concession Boutique during the Current Period shall be compared to Net Sales in such Boutique during the Prior Period; for each increase in Net Sales of Y100,000,000 in the Current Period over the Prior Period the number of Tiffany Staff to be provided at such Boutique shall be increased by one; for each decrease in Net Sales in the Current Period from the Prior Period, the number of Tiffany Staff to be provided at such Boutique shall be decreased by one; such increases or decreases to be effective as of the end of April in the current year;

     8.4.2 In the event that the selling floor of any Concession Boutique is increased or decreased through renovation or relocation, the parties shall meet and discuss an appropriate increase or decrease in the number of Tiffany Staff to be provided.

8.5 Tiffany Staff, Brand Managers and Assistant Brand Managers shall be the employees of Tiffany-Japan and shall comply with the supervision and instruction provided by Tiffany-Japan. With respect to working hours, security procedures and other operating procedures necessary for the day-to-day operation of a department store, they shall adhere to the supervision and instruction of Tiffany-Japan to the extent that such supervision and instructions do not contradict the rules of the Host Store. Tiffany Staff, Brand Managers and Assistant Brand Managers shall have access to the employees' cafeteria, rest-rooms, recreation rooms and other welfare facilities within the MITSUKOSHI stores used by the Host Store's employees.

8.6 Mitsukoshi Staff, Boutique Managers and Assistant Boutique Managers shall be the employees of the Host Store and shall comply with the supervision and instruction provided by Host Store. With respect to working hours, security procedures and other operating procedures necessary for the day-to-day operation of a department store, they shall adhere to the supervision and instruction of Host Store.

8.7 When a Host Store wishes to allocate an employee as Mitsukoshi Staff to a Boutique, or when Tiffany-Japan wishes to dispatch an employee as Tiffany Staff to a Boutique, the allocating/dispatching party shall write the name, sex, age and brief personal history of such employee on a form agreed by the parties in advance and submit the same to the opposite party for informational purposes only. The party that has received such information shall keep such information strictly confidential and shall not use the same for any purposes other than the purpose for which the concerning information is disclosed.

8.8 The salary and welfare expenses of Tiffany Staff shall be borne by Tiffany-Japan and the salary and welfare expenses of Mitsukoshi Staff shall be borne by the Host Store.

8.9 The working conditions for Tiffany Staff shall be the same as those for the other employees of Tiffany-Japan and the working conditions for the Mitsukoshi Staff shall be the same as those for the other employees of the Host Store. Working hours and holidays shall be controlled by the Brand Manager, in the case of Tiffany Staff, and by the Host Store general manager, in the case of Mitsukoshi Staff.

8.10 Tiffany-Japan shall provide training to the Mitsukoshi Staff with respect to the Tiffany Merchandise, the history and traditions of Tiffany & Co., the treatment of customers and merchandise management systems. Such training shall be provided within the Boutiques, or, when necessary, in facilities provided by the Host Store. If the Host Store cannot or will not provide such facilities for training, Tiffany-Japan will provide such facilities in an appropriate location, but the Host Store shall pay reasonable travel, food and lodging expenses for the Mitsukoshi Staff to attend such training.

8.11 Tiffany-Japan and the Host Store shall discuss with each other the work performance of the Tiffany Staff, the Mitsukoshi Staff, the Boutique Managers, the Brand Managers and the Assistant Brand Managers.

8.12 For Tiffany Staff, Tiffany-Japan shall, by the end of each month, submit a monthly work schedule for the coming month to the Boutique Manager of the Concession Boutique in question; for Mitsukoshi Staff, the Host Store shall, by the end of each month, submit a monthly work schedule for the coming month to the Brand Manager of the Standard Boutique in question.

8.13 Each year during the holiday season Mitsukoshi shall provide, at each Standard Boutique, in addition to the full-time Mitsukoshi Staff specified in Schedule I, Seasonal Mitsukoshi Staff for the number of Staff Days calculated as follows: [Number of Mitsukoshi Staff specified in Schedule I for the Boutique in question]*[0.5]*[21]. The foregoing calculation will yield the number of Staff Days of Seasonal Mitsukoshi Staff to be provided. A "Staff Day" is a full days' work or the equivalent in partial days worked. In advance of the holiday season each year, Tiffany-Japan shall provide Mitsukoshi with a proposed schedule for Seasonal Mitsukoshi Staff by date and hours to be worked and the parties will meet to discuss such schedule and come to a reasonable agreement in accordance with this Section 8.13.

                                   ARTICLE IX
                  Display and Packaging of Tiffany Merchandise

9.1 Tiffany-Japan shall determine the manner in which the Tiffany Merchandise is displayed within a Boutique subject to the Host Store's store-wide display guidelines.

9.2 Subject to the Host Store's store-wide display guidelines, Tiffany-Japan shall determine the manner in which store windows, vitrines and other showcases associated with a Boutique are decorated and the selection of Tiffany Merchandise to be displayed in such windows, vitrines and other showcases. The Host Stores shall not diminish, appropriate or reassign any store windows, vitrines or other showcases associated with Existing Boutiques as of the date of this Agreement.

9.3 For Standard Boutiques, the Host Store shall provide, at its own expense, packaging materials (blue boxes, ribbons, wrapping materials, felt bags, jewelry boxes and shopping bags) meeting the worldwide standards for design, color, quality and security (including measures designed to protect against counterfeiting) established by Tiffany-Japan's controlling Affiliate from time to time and use such materials whenever Tiffany Merchandise is sold from a Boutique. If, subsequent to the date of this Agreement, Tiffany-Japan's controlling Affiliate makes changes to such standards, Host Stores shall conform to such changed standards within six months following notification of such changes. Host Stores agree that they will maintain appropriate physical and inventory controls to maintain the security of such packaging materials and that they will not use such materials except for the packaging of Tiffany Merchandise. Tiffany-Japan shall cooperate in good faith with Mitsukoshi so that Mitsukoshi may obtain the required packaging materials at the best prices available in Japan; provided that this cooperation shall not require a modification to such worldwide standards or require that Tiffany-Japan's overseas affiliates include Mitsukoshi's requirements in any bulk purchase orders placed.

9.4 For Standard Boutiques, the Host Store shall provide and display, at its own expense, fresh floral arrangements conforming to Tiffany-Japan's standards, which arrangements shall be changed weekly.

9.5 For Standard Boutiques, the Host Store shall provide, at its own expense, all decorative items used in the Boutiques (except such items as Tiffany-Japan elects to provide) and all employee uniforms worn by
     Mitsukoshi Staff. All such items and uniforms shall conform to Tiffany-Japan's standards for design, color and quality.

9.6 For Concession Boutiques, Tiffany-Japan shall provide all items that would be the responsibility of Host Store under sections 9.3 through 9.5 above.

9.7 All signs used in connection with the Boutiques shall conform to the standards established by Tiffany-Japan.


                                    ARTICLE X
                   Advertising, Promotion and Public Relations

10.1 Except as provided in Schedule ADV, Tiffany-Japan shall be responsible to advertise and promote Tiffany Merchandise in Japan and shall make all arrangements with respect to advertising, promotion and public relations in respect of Tiffany Merchandise, the Trademarks, Tiffany-Japan or its Affiliates or the designers associated with Tiffany-Japan's Affiliates. Mitsukoshi and/or the Host Stores shall be responsible for certain costs of advertising and promotional activity as indicated in Schedule ADV.

10.2 Unless otherwise expressly agreed in writing between the parties, expenses for advertising and promotion for Tiffany Merchandise shall be allocated between Mitsukoshi and Tiffany-Japan as set forth in Schedule ADV.

10.3 Except as noted in Schedule ADV, Tiffany-Japan shall have complete control of the all elements of advertising, promotion and public relations relating to Tiffany Merchandise, the Trademarks, Tiffany-Japan and its Affiliates or the designers associated with Tiffany-Japan's Affiliates, including graphic design, photography, copy, scheduling, media selections and advertising agencies.

10.4 In all advertising for Tiffany Merchandise, Mitsukoshi shall use creative materials (mechanical and films) provided by Tiffany-Japan.

10.5 In the event that Mitsukoshi or any Host Store wishes to undertake any advertising or promotional activity with respect to Tiffany Merchandise in addition to that conducted by Tiffany-Japan, it shall first seek the permission of Tiffany-Japan. Such advertising shall be conducted at Mitsukoshi's own cost and expense and Mitsukoshi shall conform to the following procedures:

     10.5.1 Mitsukoshi or the Host Store shall first meet with a representative of Tiffany-Japan and discuss the objectives of the advertising or promotional activity and how it will complement advertising and promotional activity undertaken by Tiffany-Japan;

     10.5.2 Before use of any advertising or promotional material not supplied by Tiffany-Japan or the Trademarks, Mitsukoshi or the
               Host  Store   shall  first   obtain  the   written   approval  of
               Tiffany-Japan to such use; and

     10.5.3 Before commencement of any promotional or public relations activity relating to Tiffany Merchandise, the Trademarks, Tiffany-Japan or its Affiliates or the designers associated with Tiffany-Japan's Affiliates, Mitsukoshi or the Host Store shall first obtain the written approval of Tiffany-Japan to such activity.

10.6 Neither Mitsukoshi nor any Host Store shall issue or make any public statement on behalf of Tiffany-Japan or any of its Affiliates or concerning Tiffany Merchandise, Tiffany-Japan, its Affiliates or any of the designers associated with such Affiliates unless and until such public statement shall first have been reviewed and approved by Tiffany-Japan, it being understood and agreed that the only designated public spokesperson for Tiffany-Japan shall be the President of Tiffany-Japan or his designate.

                                   ARTICLE XI
                     Expiration or Termination of Agreement

11.1 On the Expiration Date, this Agreement shall terminate unless previously terminated for default as provided below. Prior to the Expiration Date, Mitsukoshi and Tiffany-Japan shall meet and discuss arrangements which will permit continuing operations of Boutiques within the stores of Mitsukoshi on terms which are mutually acceptable to the parties and reflect then-current market rates for the services and facilities provided by Mitsukoshi.

11.2 The occurrence of any one or more of the following events(regardless of the reason therefor) shall constitute a default allowing the non-defaulting party to terminate this Agreement on written notice and/or to pursue other remedies available at law or otherwise under this Agreement (provided, however, that Mitsukoshi may not assert a default against any of its Affiliates or vice versa):

     11.2.1 Any party shall fail to pay any monies due under this Agreement other than amounts disputed for bona fide reasons and the same shall not be paid within thirty (30) days after written notice from the party to whom such monies shall be due;

     11.2.2 Any party shall fail or neglect to perform, keep, or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any other agreement, contract or undertaking contemplated under this Agreement and the same shall not be cured to the other party's satisfaction within thirty (30) days after written notice identifying such event or condition or, in the event such failure or neglect is not reasonably susceptible to cure within thirty (30) days, the party charged with such failure or neglect shall have further failed to commence cure and diligently proceed to completion of such cure;

     11.2.3 The insolvency of any party(for this purpose, "insolvency" shall mean the inability to satisfy its debts as they come due);

     11.2.4 The institution of any proceeding or arrangement by or against any party relating to or in the nature of bankruptcy, insolvency, or an assignment for the benefit of creditors, which proceeding or arrangement is consented to by the party against whom it is instituted or is not dismissed or discontinued within sixty (60) days after the institution of such proceeding or arrangement;

     11.2.5 The making of any assignment for the benefit of creditors or the appointment of a receiver of or for any party or of or for all or substantially all of the business, assets or properties of any party;

     11.2.6 The transfer or attempted transfer (or any transaction the effect of which is to transfer) of any license, right or privilege granted under this Agreement except as expressly permitted under this Agreement; or

     11.2.7 Any conduct by Mitsukoshi or its Affiliates which is materially injurious to the value of the Trademarks or to Tiffany's name and/or reputation or to the name and/or reputation of any other owner of one of the Trademarks.

     11.2.8 Any conduct by Tiffany-Japan which is materially injurious to the value of the trademarks, name and/or reputation of Mitsukoshi or Mitsukoshi's Affiliates.

     In addition to or in lieu of the remedies for default stated above, in the event of default which concerns one or more Boutiques, Tiffany-Japan may elect to terminate the Agreement only in respect to the offending Boutiques. For the purposes of this Section 11.2, the term "party" shall include reference to all Host Stores that are Mitsukoshi's Affiliates.

11.3 Termination of the Agreement shall not discharge the obligation of any party to pay monies or other obligation due under this Agreement as of the date of termination.

11.4 Upon the termination of the Agreement, each Host Store shall immediately remove from its Boutiques, at its own expense, all fixtures and signs bearing the Trademarks and all other indications of the brand identity of TIFFANY & CO. and otherwise cease to identify itself as a source of Tiffany Merchandise.

                                   ARTICLE XII
                             Insurance and Indemnity

12.1 Tiffany-Japan shall provide Liability Insurance.

12.2 To the extent not covered by the Liability Insurance, Mitsukoshi shall, during and after the term of this Agreement, indemnify, defend and hold Tiffany-Japan harmless from and against any and all claims, demands, suits, actions, causes of action, loss, damage, liability and attorney's fees, and other costs and expenses incurred by Tiffany-Japan as the result of any violation of this Agreement by, or any act of omission or commission on the part of Mitsukoshi, or any of its agents, servants, or employees.

12.3 To the extent not covered by the Liability Insurance, Tiffany-Japan shall during and after the term of this Agreement, indemnify, defend and hold Mitsukoshi harmless from and against any and all claims, demands, suits, actions, causes of action, loss, damage, liability and attorney's fees, and other costs and expenses incurred by Mitsukoshi as a result of any violation of this Agreement by, or any act of omission or commission on the part of Tiffany or Tiffany-Japan, or any of their respective agents, servants, or employees, and from all claims, damages, causes in action, tax liabilities, fines, or suits arising from the sale of defective merchandise (provided, however, that in the case of claims, damages, etc. based upon a product liability case, i.e. a case in which it is claimed that bodily injury or property damage (other than to the product itself) has been incurred as result of a defect (including a defect, non-statement or mis-statement in labeling etc.) or a claimed defect in Tiffany Merchandise, any and all the claims, damages, etc. arising from the sale of such merchandise, regardless of whether such merchandise is defective or not, shall be included in this indemnity) or as a result of use of the Trademarks as permitted in this Agreement.


                                  ARTICLE XIII
                                  Miscellaneous

13.1 No party will make any press release announcing the signing of this Agreement until the other parties shall have had an opportunity to review and comment upon the proposed press release.

13.2 Neither this Agreement, nor any part hereof, shall be construed to create in favor of Tiffany or Tiffany-Japan a lease or possession right or, except as expressly stated in this Agreement, any other rights, in the Boutiques located in the Host Stores.

13.3 This Agreement may not be modified, altered or amended except by an agreement in writing signed by all parties.

13.4 Except as expressly provided in this Agreement, no party may sell, delegate, assign or transfer this Agreement, or any part hereof, without the consent of the other parties. It is expressly agreed that Mitsukoshi may delegate its obligations under this Agreement to its Affiliates but will remain fully liable under the terms of this Agreement for the performance of its Affiliates.

13.5 The failure by any party, at any time or times, to require strict performance by any other party of any provision of this Agreement shall not waive, affect or diminish any right thereafter to demand strict compliance and performance therewith. Any suspension or waiver (which must be in writing) by any party of a default under this Agreement by any other party shall not suspend, waive or affect any other default under this Agreement, whether the same is prior or subsequent thereto and whether the same or of a different type.

13.6 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement; provided that if any provision which has been a material consideration to either party entering into this Agreement is so prohibited or invalid the party to which such provision was material may terminate this Agreement if the other party is unwilling or unable, after negotiation in good faith, to modify this Agreement to replace such material provision with a valid substitute provision which is reasonably acceptable.

13.7 Subject to the provisions of Section 13.4, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

13.8 This  Agreement  shall in all  respects  be governed  by and  construed  in accordance with the laws of Japan applicable to agreements executed, delivered and performed within Japan, without regard to Japan's conflict of laws rules, including all matters of construction, validity and performance.

13.9 Except as otherwise provided herein, any notice necessary or desirable hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) effective upon hand delivery to an officer of the recipient or (ii) effective ten (10) days following posting in the United States or Japan by registered airmail, with proper postage prepaid, and addressed to the party to be notified as follows:

          If to Tiffany-Japan, at: 3-1-31, Minami-Aoyama, Minatu-ku, Tokyo 107-0062, Japan Attn: President, with a copy to Tiffany, 727 Fifth Avenue, New York, NY 10022 Attn: General Counsel

          If to Mitsukoshi, at: 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan, Attn: General Manager, Branded Merchandise Division.

13.10 The Article titles contained in and throughout this Agreement are and shall be without substantial meaning or content of any kind whatsoever and are not a part of this Agreement.

13.11 The parties shall discuss and attempt to solve in good faith all disputes, controversies or differences that arise between them. All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement, or the breach hereof, which cannot be resolved by discussion between the parties shall be finally decided by court proceedings. The parties hereto agree that the Tokyo District Court sitting in Tokyo, Japan shall have jurisdiction over such proceedings.

13.12 No party, including any Host Store, shall be deemed to have breached this Agreement by reason of delay or failure in performance resulting from a cause beyond the control and without the fault or negligence of such party. Said causes shall include, but not be limited to: acts of God; acts of war; riot; epidemics, fires, floods or other disasters; acts of government; strikes or lockouts. In the event a casualty loss or other such event beyond its control renders it impossible or reasonably unlikely that Mitsukoshi or any Host Store will be able to operate one or more of the Boutiques for a period in excess of three (3) months, Tiffany-Japan shall have the right to effect a partial termination of this Agreement in respect of the affected Boutique(s) only and this Agreement shall continue in full force and effect with respect to the unaffected Boutiques.

13.13 This Agreement shall be entered into in triplicate in both English and Japanese; however, in the event that any conflict in meaning arises when the Japanese version of this Agreement is compared to the English version of this Agreement, it is hereby agreed that the English version will supersede the Japanese, it being acknowledged that this Agreement was negotiated in the English language.

13.14 This is the entire agreement between the parties with respect to the subject matter hereof. It supersedes all prior agreements, memoranda, oral agreements or understandings between the parties. Nothing in this Agreement shall be deemed to impose an exclusive relationship upon either party and both parties shall be free to deal with others in all respects unless expressly provided otherwise in this Agreement.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.


MITSUKOSHI LIMITED
("Mitsukoshi")




By:    /s/ Taneo Nakamura
       -----------------------------------------
Name:  Taneo Nakamura
Title: General Manager, Operations Headquarters



TIFFANY & CO. JAPAN, INC.
("Tiffany-Japan")



By:    /s/ Kikuo Fukui
       -----------------------------------------
Name:  Kikuo Fukui
Title: President/Representative in Japan

                                               SCHEDULES TO AGREEMENT

Schedule I
Schedule C - Boutiques to be closed
Schedule H - Housekeeping
Schedule R - Renovation
Schedule ADV

                                                                      SCHEDULE I


                                Boutique Number 1
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                     SAPPORO

New Location:                                   N/A

Type of Boutique:                               Standard [Concession]

Conversion Date
(converted from Standard to Concession):        3/1/03

Cash Register Operated By:                      Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                   2  [14]

Last Renovation Date/Renovation Cycle                   April 25, 2000 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    14 [2]

Describe Boutique Improvements to be completed:    Initially: N/A
                                                   On Conversion:[Security
                                                   Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements: [Conversion Date]

                                                                      SCHEDULE I


                                Boutique Number 2
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                     SENDAI

New Location:                                  N/A

Type of Boutique:                              Standard [Concession]

Conversion Date
(converted from Standard to Concession):        3/1/04

Cash Register Operated By:                      Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                   2  [14]

Last Renovation Date/Renovation Cycle               September 15, 1998 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    14 [2]

Describe Boutique Improvements to be completed:                   Initially: N/A
                                                   On Conversion:
                                                   [Security Equipment, Shutters
                                                    and Safe]

Completion Schedule for Boutique Improvements:     [Conversion Date]

                                                                      SCHEDULE I


                                Boutique Number 3

Present Boutique Location:          NIIGATA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:       Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                    March 3, 2001 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        11

Describe Boutique Improvements to be completed:                              N/A

Completion Schedule for Boutique Improvements:                               N/A

                                                                      SCHEDULE I


                                Boutique Number 4
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          NIHONBASHI

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/02

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                              1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                    2 [1]

Number of Boutique Managers From Host Store                               1 [1]
Number of Assistant Boutique Managers From Host Store:                    1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                    3 [18]

Last Renovation Date/Renovation Cycle               April 26, 1997 / 4 - 6 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    18 [2]

Describe Boutique Improvements to be completed:    Renovation
                                                   On Conversion:[Security
                                                   Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:     Renovation by April 26,2003
                                                   [Conversion Date]

                                                                      SCHEDULE I


                                Boutique Number 5
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          GINZA

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/03

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     2 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties          No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                    3 [27]

Last Renovation Date/Renovation Cycle                June 1, 1997 / 4 - 6 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                   27 [2]

Describe Boutique Improvements to be completed:    Renovation
                                                   On Conversion: [ Security
                                                   Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:     Renovation  by June 1, 2003
                                                   [Conversion Date]

                                                                      SCHEDULE I


                                Boutique Number 6

Present Boutique Location:          SHINJUKU

New Location:                       N/A

Type of Boutique:                   Concession

Conversion Date
(converted from Standard to Concession): N/A

Cash Register Operated By:          Tiffany Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:              Yes

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                        48

Last Renovation Date/Renovation Cycle           September 14, 1999 / 4 - 6 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         2
Describe Boutique Improvements to be completed:  To be expanded and Renovated

Completion Schedule for Boutique Improvements:  The expansion and renovation to be completed by 9/14/2005

                                                                      SCHEDULE I


                                Boutique Number 7
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          IKEBUKURO

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/03

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  2   [15]

Last Renovation Date/Renovation Cycle                September 22, 1998 / 5years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    15 [2]

Describe Boutique Improvements to be completed:     Initially: N/A
                                                    On Conversion:[Security
                                                    Equipment, Shutters and
                                                    Safe]

Completion Schedule for Boutique Improvements:     [Conversion Date]

                                                                      SCHEDULE I


                                Boutique Number 8

Present Boutique Location:          CHIBA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  End

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                   March 11, 2000 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        11

Describe Boutique Improvements to be completed:         N/A

Completion Schedule for Boutique Improvements:          N/A

                                                                      SCHEDULE I


                                Boutique Number 9

Present Boutique Location:          IKSPIARI

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         2

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         3

Last Renovation Date/Renovation Cycle                     July 7, 2000 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        15

Describe Boutique Improvements to be completed:           N/A

Completion Schedule for Boutique Improvements:            N/A

                                                                      SCHEDULE I


                               Boutique Number 10
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          YOKOHAMA

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):   4/25/02

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                   2  [14]

Last Renovation Date/Renovation Cycle                   April 25, 1997 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    14 [2]

Describe Boutique Improvements to be completed:  Renovation
                                                 On Conversion: [Security
                                                 Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:  Renovation to be Completed by
                                                April 25, 2002
                                                [Conversion Date]

                                                                      SCHEDULE I


                               Boutique Number 11
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          LANDMARK

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/02

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     2 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:          No [No]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                   3  [22]

Last Renovation Date/Renovation Cycle                   March 31, 2001 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    22 [2]

Describe Boutique Improvements to be completed:    Initially: N/A
                                                   On Conversion: [Security
                                                   Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:
                                                   [Conversion Date]

                                                                      SCHEDULE I


                               Boutique Number 12

Present Boutique Location:          NAGANO  *

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                   October 1991 open /  N/A

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         6

Describe Boutique Improvements to be completed:         N/A

Completion Schedule for Boutique Improvements:          N/A






* See Schedule C

                                                                      SCHEDULE I


                               Boutique Number 13

Present Boutique Location:          KANAZAWA

New Location:                       N/A

Type of Boutique:                   Concession

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                        10

Last Renovation Date/Renovation Cycle                 October 30, 1999 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         2

Describe Boutique Improvements to be completed:      N/A

Completion Schedule for Boutique Improvements:       N/A

                                                                      SCHEDULE I


                               Boutique Number 14
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          NAGOYA SAKAE

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/04

Cash Register Operated By:          0Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     2 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  3   [28]

Last Renovation Date/Renovation Cycle                March 3, 1999 / 4 - 6 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    28 [2]

Describe Boutique Improvements to be completed:   Renovation
                                                  On Conversion: [Security
                                                  Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:    Renovation by March 3, 2005
                                                  [Conversion Date]

                                                                      SCHEDULE I


                               Boutique Number 15

Present Boutique Location:          HOSHIGAOKA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                        2

Last Renovation Date/Renovation Cycle                    March 3, 2001 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         6

Describe Boutique Improvements to be completed:                N/A

Completion Schedule for Boutique Improvements:                  N/A

                                                                      SCHEDULE I


                               Boutique Number 16

Present Boutique Location:          NAGOYA HILTON *

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:           Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                      March 1989 open / N/A

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        5

Describe Boutique Improvements to be completed:  N/A

Completion Schedule for Boutique Improvements:   N/A






* See Schedule C

                                                                      SCHEDULE I


                               Boutique Number 17

Present Boutique Location:          OSAKA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:                  Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                      May 8, 1996 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        7

Describe Boutique Improvements to be completed: Host Store relocation to be determined in 2 years; unless
                                                Host Store is relocated,
                                                Renovation.

Completion Schedule for Boutique Improvements:  In  the  case  of   Renovation,
                                                Renovation to  be Completed by
                                                April 30, 2004

                                                                      SCHEDULE I


                               Boutique Number 18

Present Boutique Location:          KOBE

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:           Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         2

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         3

Last Renovation Date/Renovation Cycle                   March 11, 2000 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        11

Describe Boutique Improvements to be completed:      N/A

Completion Schedule for Boutique Improvements:       N/A

                                                                      SCHEDULE I


                               Boutique Number 19
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          HIROSHIMA

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/04

Cash Register Operated By:          Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                   2  [14]

Last Renovation Date/Renovation Cycle                 November 10, 1998 / 5years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    14 [2]

Describe Boutique Improvements to be completed:   Initially: N/A
                                                  On Conversion: [Security
                                                  Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:    [Conversion Date]

                                                                      SCHEDULE I


                               Boutique Number 20

Present Boutique Location:          KURASHIKI

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:           Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                October 1991 open / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         8

Describe Boutique Improvements to be completed:  Renovation

Completion Schedule for Boutique Improvements:   Renovation by March 31, 2002

                                                                      SCHEDULE I


                               Boutique Number 21

Present Boutique Location:          MATSUYAMA

New Location:                       N/A

Type of Boutique:                   Concession

Conversion Date
(converted from Standard to Concession): N/A

Cash Register Operated By:          Tiffany Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:              Yes

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                        10

Last Renovation Date/Renovation Cycle                     June 8, 1999 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         2

Describe Boutique Improvements to be completed:    N/A

Completion Schedule for Boutique Improvements:     N/A

                                                                      SCHEDULE I


                               Boutique Number 22

Present Boutique Location:          TAKAMATSU

New Location:                       N/A

Type of Boutique:                   Concession

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:           Tiffany Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:              Yes

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                        10

Last Renovation Date/Renovation Cycle                  October 1, 1999 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         2

Describe Boutique Improvements to be completed:        N/A

Completion Schedule for Boutique Improvements:         N/A

                                                                      SCHEDULE I


                               Boutique Number 23
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:          FUKUOKA

New Location:                       N/A

Type of Boutique:                   Standard [Concession]

Conversion Date
(converted from Standard to Concession):  3/1/04

Cash Register Operated By:           Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                               1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                     1 [1]

Number of Boutique Managers From Host Store                                1 [1]
Number of Assistant Boutique Managers From Host Store:                     1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                    2 [18]

Last Renovation Date/Renovation Cycle                      Autumn 2001 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                    18 [2]

Describe Boutique Improvements to be completed:    Initially: N/A
                                                   On Conversion: [Security
                                                   Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:
                                                   [Conversion Date]

                                                                      SCHEDULE I


                               Boutique Number 24

Present Boutique Location:          TIFFANY-KAN

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No
Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                  April 1992 open / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        25

Describe Boutique Improvements to be completed: Host Store relocation to be determined in 2 years; unless
                                                Host Store is relocated,
                                                Renovation.

Completion Schedule for Boutique Improvements:  In  the  case  of   Renovation,
                                                Renovation   to  be Completed by
                                                April 30, 2004

                                                                      SCHEDULE I


                               Boutique Number 25

Present Boutique Location:          KAGOSHIMA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:          Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  25th day of month

Number of Brand Managers From Tiffany-Japan:                                  1
Number of Assistant Brand Managers From Tiffany-Japan:                        1

Number of Boutique Managers From Host Store                                   1
Number of Assistant Boutique Managers From Host Store:                        1
Indicate if Boutique Managers and Assistants Have Other Duties:              No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                   April 17, 2001 / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                        11

Describe Boutique Improvements to be completed:  N/A

Completion Schedule for Boutique Improvements:   N/A

                                                                      SCHEDULE I


                               Boutique Number 26

Present Boutique Location:          OKINAWA

New Location:                       N/A

Type of Boutique:                   Standard

Conversion Date
(converted from Standard to Concession):  N/A

Cash Register Operated By:       Mitsukoshi Staff

Monthly Remission Date
(for prior months' receipts less Base Percentage):  End

Number of Brand Managers From Tiffany-Japan:                                   1
Number of Assistant Brand Managers From Tiffany-Japan:                         1

Number of Boutique Managers From Host Store                                    1
Number of Assistant Boutique Managers From Host Store:                         1
Indicate if Boutique Managers and Assistants Have Other Duties:               No

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                         2

Last Renovation Date/Renovation Cycle                  April 1991 open / 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                         6

Describe Boutique Improvements to be completed:    Renovation

Completion Schedule for Boutique Improvements:     Renovation to be Completed by
                                                   April 30,2002

                                                                      SCHEDULE C

                             BOUTIQUES TO BE CLOSED


                     On or before the end of February 2003:

                                  Nagoya Hilton



                     On or before the end of February 2004:

                                     Nagano

              Schedule H --Mitsukoshi Housekeeping Operations List
              ----------------------------------------------------

     Daily housekeeping                                     Comments
     -----------------                                      --------

Store Front
-----------
Clean Sidewalk
Clean Glass

Inside Store
------------
Vacuum Carpet
Clean Mirrors
Clean Stainless Steel showcase trim
Clean glass
Dust Millwork
Replace out lamps, ceiling, showcase, wall units
Repair/Replace broken locks
Empty Trash

Back Office
-----------
Check out lamps on ceiling and desks
Repair/Replace broken locks
Vacuum Carpet
Clean Furniture
Empty Trash

Rest Rooms
----------
Clean Floor
Clean Fixtures, counters, mirrors
Replace out lamps
Restock supplies
Empty Trash

Pantry
------
Clean Floor
Clean fixtures, equipment, sink, Microwave
Empty Trash


      Weekly Housekeeping
      -------------------

Store Front
-----------
Clean Doors and Trim

Inside Store
------------
Clean Artwork Frame & Glass
Vacuum Furniture Fabric
Clean Wall Covering

Back Office
-----------
Wet mop tile floor


      Monthly Housekeeping
      --------------------

Store Front
-----------
Clean Stainless Steel Frames
Clean Tiffany & Co. Sign

Clean Ektachrome

                 ----------------------------------------------

      Monthly Housekeeping                                  Comments
      --------------------                                  --------
Clean Glass Wall
Inside Store
Clean Air Conditioning Vents +

      Quarterly Housekeeping
      ----------------------
Inside Store
------------
Shampoo Deep Clean Carpet +
Clean Furniture fabric and curtains +

Back Office
-----------
Service Security System CCTV +
Wax Tile Floor +


       Annual Housekeeping
       -------------------
Store Front
-----------
Clean Marble +

Inside Store
------------
Touch Up Millwork +
Touch Up Ceiling Paint +
Clean Ceiling Coves *+
Replace customer trays

Back Office
-----------
Service Safe +

       As Needed Housekeeping
       ----------------------
Store Front
-----------
Replace out Ektachrome lighting *
Replace out Exterior Vitrine lighting
Repair Sidewalk
Repair Public Wall
Repair Public Ceiling, Lighting
Pest Control

Back Office
-----------
Service Security Alarm Systems +

+  Need Professional Treatment
*  Required in Stand-alone Boutiques Only

                    Schedule R - Mitsukoshi Renovation List

Renovation
----------

Lease Line/Store Front
----------------------
Paint Public Ceiling
Replace Public Lighting
Clean/Restore Public Wall
Review/Replace Tiffany Sign, Ektachrome
Change Facade Design Material
Modify lay-out for improved efficiency




Inside Store
------------
Replace Wall Covering
Replace Carpet
Replace Furniture/Upholstery
Replace Display Forms
Replace Artwork
Replace Mirrors
Replace Curtains
Replace showcases, as well as vitrines (wall, countertop and pedestal) and showcase fabrics
Paint Ceiling
Repair All Millwork
Replace lighting fixtures and update ceiling design
Modify lay-out for improved efficiency





Back Office
-----------
Paint walls
Replace Wall Covering*
Replace Carpet*
Replace Furniture/Upholstery
Upgrade and Replace Shelving
Upgrade and Replace Security System
Upgrade and Replace Safe
Modify lay-out for improved efficiency
Upgrade lighting/fixtures



Rest Rooms *
------------
Replace Fixtures, counter, mirrors
Modify lay-out for improved efficiency



Pantry*
-------
Replace Fixtures, equipment
Modify lay-out for improved efficiency


*  Required in Stand-alone Boutiques Only

                                                                    Schedule ADV

               ALLOCATION OF EXPENSES FOR ADVERTISEMENTS AND MEDIA

--------------------  ------------------- ------------------ ---------------------- --------------- ---------------- -------------
      Medium              Type of         Expenses to be    Expenses to be borne     Host Store      Mitsukoshi       Remarks
                        Advertising or        borne by         by Mitsukoshi or        Name and     Logo to be Used
                            Event           Tiffany-Japan         Host Store         Location to
                                                                                      be Printed
--------------------  ------------------- ------------------ ---------------------- --------------- ---------------- -------------

NEWSPAPER             Boutique Opening/   No                 Media and production   Host Store      Yes              Opening day
                      Renewal                                expenses               for New or                       placement;
                                                                                    renovated                        morning
                                                                                    Boutique                         edition;
                                                                                                                     paper with
                                                                                                                     highest
                                                                                                                     circulation
                                                                                                                     in the city
                                                                                                                     of the
                                                                                                                     Boutique
                      ------------------- ------------------ ---------------------- --------------- ---------------- -------------

                      Tiffany-Japan-      Media and          None                   All Boutiques   No
                      sponsored           production                                and all
                      merchandise         expenses                                  non-Mitsukoshi
                      promotion                                                     stores

                     ------------------- ------------------ ---------------------- --------------- ---------------- -------------
                      Mitsukoshi-sponsored No                Media and production   Host Store      Yes              Media
                      ads                                    expenses               sponsoring ad                    determined
                                                                                                                     by
                                                                                                                     Mitsukoshi
                                                                                                                     and
                                                                                                                     Tiffany-Japan

--------------------- ------------------- ------------------ ---------------------- --------------- ---------------- -------------
MAGAZINES             Product or image    Media and          None                   No              No
                      promotion           production
                                          expenses
--------------------- ------------------- ------------------ ---------------------- --------------- ---------------- -------------
BACK LIGHT            Change Visual: as   Film production    Maintenance expenses   Mitsukoshi      Yes
Ektachrome            determined by       and installation   and rent               Host Stores
(all locations        Tiffany-Japan       expenses                                  in Region
other than Boutique
Facade)
--------------------- ------------------- ------------------ ---------------------- --------------- ---------------- -------------
Boutique Ectachrome   Change Visual: as   2nd annual         1st annual change      No              No               Changed
(Boutique Facade)     determined by       change (film       (film production and                                    twice per
                      Tiffany-Japan       production and     installation                                            year
                                          installation       expenses)
                                          expenses)
--------------------- ------------------- ------------------ ---------------------- --------------- ---------------- -------------


                                     ADV-1


--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
Medium                Type of           Expenses to    Expenses to be borne   Host Store     Mitsukoshi    Remarks
                      Advertising or    be borne by    by Mitsukoshi or       Name and       Logo to be
                      Event             Tiffany-Japan  Host Store             Location to    Used
                                                                              be Printed
--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
TV-                   Tiffany-produced  Production     Media                  No             No            Only ads
Misukoshi-sponsored   ads only          (existing                                                          previously
                                        productions                                                        produced by
                                        only)                                                              Tiffany
--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
TV - Tiffany-Japan    As determined     Media and      None                   No             No
Sponsored             by Tiffany-Japan  production
                                        expenses
--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
Catalog                                 Production     Postage (Standard      No             No
                                                       Boutiques) None
                                                       (Concession
                                                       Boutiques)
--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
Direct Marketing      Opening of        Production     Printing  and Postage  Yes            Yes
                      Boutique          Expenses
Standard Boutiques                      (other than
                                        printing)

                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Invitation to     Production/    Postage                Yes            Yes
                      Event             Printing
                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Response card     None           Production expenses;   Yes            Yes
                      (Guest                           printing, postage
                      accept/rejects
                      invitation

                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Other customer    Production/    Postage                Yes            Yes
                      communication     Printing

--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------
Direct Marketing      Opening           Production     Printing/Postage       Yes            Yes
                                        Expenses
Concession Boutiques

                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Invitation        Production/    Postage                Yes            Yes
                      (event outside    Printing/
                      Boutique)
                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Invitation        Production/    None                   Yes            Yes
                      (event inside     Printing/
                      Boutique)         Postage

                      ----------------- -------------- ---------------------- -------------- ------------- ---------------
                      Response card     Production/    None                   Yes            Yes
                      (Guest            Printing/
                      accept/rejects    Postage
                      invitation
                      ----------------- -------------- ---------------------- -------------- ------------- ---------------

                      Other customer    Production/    None                   Yes            Yes
                      communication     Printing/
                                        Postage
--------------------- ----------------- -------------- ---------------------- -------------- ------------- ---------------



                                     ADV-2



                        SHARING OF EXPENSES (FOR EVENTS)


---------------------------- -------------------------- ------------------------- --------------------------
           Event                       Item             Funded by Tiffany-Japan     Funded by Department
                                                                                            Store
---------------------------- -------------------------- ------------------------- --------------------------

Events outside               Space rent                 Half of rent              Half of rent
of Boutique
(only at the first-class
hotel in the region)
                             -------------------------- ------------------------- --------------------------

                             Decoration                 Half of cost              Half of cost
                             (Event Hall)
                             -------------------------- ------------------------- --------------------------

                             Decoration (Flower)        Half of cost              Half of cost
                             -------------------------- ------------------------- --------------------------

                             Showcase (including        Half of cost              Half of cost
                             shipping cost)
                             -------------------------- ------------------------- --------------------------

                             Gift                       Half of cost              Half of cost
                             -------------------------- ------------------------- --------------------------

                             Catalogue production cost  Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             DM materials               Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             DM printing                Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             Postage                               -              Entire cost
                            -------------------------- -------------------------  --------------------------

                             Light refreshments served  Half of cost              Half of cost
                             -------------------------- ------------------------- --------------------------

                             Presentation               Entire cost                           -
                             (See "Note" below)
                             -------------------------- ------------------------- --------------------------

                             Announcement board         Half of cost              Half of cost
---------------------------- -------------------------- ------------------------- --------------------------

Events in Boutique           Decoration                 Entire cost                           -
(Customer communication      (Event Hall)
events)
                             -------------------------- ------------------------- --------------------------

                             Decoration (Flower)        Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             Gift                       Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             DM materials               Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             DM printing                Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             Postage                    Entire cost                           -
                             -------------------------- ------------------------- --------------------------

                             Presentation
                             (including costs of food
                             and drink such as light    Entire cost                           -
                             refreshment or catering)
                             -------------------------- ------------------------- --------------------------

                             Announcement board         Entire cost                           -
---------------------------- -------------------------- ------------------------- --------------------------

Note;
Consignor to plan the presentation of these Events.
The parties shall determine any other expenses upon mutual consultation.



                                     ADV-3